Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock of Centric Brands, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2020.

Ares Capital Corporation

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Capital Management LLC

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Management LLC

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Holdco LLC

Signed:	/s/ R. Kipp deVeer
Name:	R. Kipp deVeer
Title:	Authorized Signatory

Ares Holdings Inc.

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Management Corporation

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

Signed:	/s/ R. Kipp deVeer
Name:	R. Kipp deVeer
Title:	Authorized Signatory

Ares Management GP LLC

Signed:	/s/ Joshua M. Bloomstein
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

Ares Partners Holdco LLC

Signed:	/s/ R. Kipp deVeer
Name:	R. Kipp deVeer
Title:	Authorized Signatory